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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  April 13, 1995

                        Champion Healthcare Corporation
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             (Exact Name of Registrant as Specified in its Charter

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
           Delaware                        0-11851                     59-2283872
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer Identification
        incorporation)                                                   Number)
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              14340 Torrey Chase, Suite 320, Houston, Texas 77014
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number and Area Code:  (713) 583-5491
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Item 2. Acquisition or Disposition of Assets

        On April 13, 1995, the Registrant purchased substantially all of the assets that comprised the operations of Salt Lake Regional Medical Center ("SLRMC"), a 200 bed tertiary hospital, and five associated clinics in Salt Lake City, Utah. The purchase was made pursuant to an Asset Purchase Agreement, as amended, dated January 25, 1995, among the Registrant, CHC-Salt Lake City, Inc., a Utah corporation and wholly owned subsidiary of the Registrant (collectively, the "Company"), Healthtrust, Inc.- The Hospital Company ("HTI"), a Delaware Corporation, and Medical Services of Salt Lake City, a Utah Corporation and wholly owned subsidiary of HTI. The Company paid total consideration of approximately $56,353,000 in cash, which included approximately $11,353,000 for certain working capital components and reimbursement of certain capital expenditures made previously by the seller. The purchase price was arrived at through an arms length negotiation. The Company funded the asset purchase from available cash and borrowings under its revolving credit agreement. Consummation of the Asset Purchase Agreement had been subject to approval by the Federal Trade Commission, which was received on April 7, 1995.

        In connection with the merger, the Company entered into a Provider Agreement with HTI on April 13, 1995, whereby HTI granted the Company the right to participate in HTI's Utah provider network, as defined, for the purpose of entering into future managed care contracts with third party payors on the same terms as apply to HTI's Utah facilities.

Item 7.  Financial Statements and Exhibits

         It is impracticable to provide all the required financial statements and pro forma financial information at this time. The information not included will be filed within 60 days of the date this Form 8-K must be filed, which is June 27, 1995.

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c)       Exhibits:

          10.1 Asset Purchase Agreement, as amended, dated January 25, 1995, among Medical Services of Salt Lake City, Inc., Healthtrust, Inc. - The Hospital Company, CHC - Salt Lake City, Inc. and Champion Healthcare Corporation.

          10.2 Utah Provider Agreement, dated April 13, 1995, by and between Champion Healthcare Corporation and Healthtrust Inc. - The Hospital Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      Champion Healthcare Corporation
                                      (Registrant)




                                       By: /s/ James G. VanDevender
                                          ------------------------
                                           James G. VanDevender, Executive Vice
                                           President and Chief Financial Officer


DATED:   April 21, 1995
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                                 EXHIBIT INDEX

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   Exhibit No.    Description
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
 10.1 Asset Purchase Agreement, as amended, dated January 25, 1995, among Medical Services of Salt Lake City, Inc., HealthTrust, Inc.-The Hospital Company, CHC - Salt Lake City, Inc. and Champion Healthcare Corporation.

 10.2             Utah Provider Agreement, dated April 13, 1995, by and between Champion
                  Healthcare Corporation and Healthtrust Inc. - The Hospital Company.
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